NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT



21ST CENTURY INSURANCE GROUP

Woodland Hills, California 91367


Dear Shareholder,

You are cordially invited to attend the Annual Meeting of Shareholders of 21st Century Insurance Group on Wednesday, June 25, 2003 at 10:00 a.m., at the Sheraton Universal Hotel, 333 Universal Hollywood Drive, Universal City, California 91608.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. I therefore urge you to sign, date and promptly return your proxy card in the enclosed self-addressed envelope or to use one of the other available methods (by telephone or the Internet) so your shares can be voted in accordance with your instructions. You may attend the annual meeting and vote in person, if you so decide.

Tickets for the meeting are not required, though we ask that attendees sign the attendance register prior to the commencement of the meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

Sincerely,


/s/ROBERT M. SANDLER

ROBERT M. SANDLER
Chairman of the Board


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT
--------------------------------------------------------------------------------
We encourage you to sign and return your proxy card or use the telephone or the Internet for voting your shares prior to the meeting.

21ST CENTURY INSURANCE GROUP
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
JUNE 25,2003



The Annual Meeting of Shareholders of 21st Century Insurance Group ("21st Century" or "Company") will be held at the Sheraton Universal Hotel, 333 Universal Hollywood Drive, Universal City, California 91608 on June 25, 2003 at 10:00 a.m. for the following purposes:

      1.    To elect eleven directors.

      2.    To  ratify  the   appointment  of   PricewaterhouseCoopers   LLP  as
            independent auditors for 2003.

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.


The Board of Directors has fixed the close of business on April 28, 2003 as the record date for the determination of those shareholders entitled to notice of, and to vote at the meeting.

By Order of the Board of Directors,




MICHAEL J. CASSANEGO
Secretary

                                                     Woodland Hills, California
                                                     DATED: May 19, 2003



--------------------------------------------------------------------------------
                                    IMPORTANT
--------------------------------------------------------------------------------

    Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy, by mail, telephone or the Internet at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SUBMITTING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. You can also vote your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

21ST CENTURY INSURANCE GROUP
6301 OWENSMOUTH AVENUE
WOODLAND HILLS, CALIFORNIA 91367


PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 25, 2003


GENERAL INFORMATION

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are solicited by the Board of Directors of 21st Century Insurance Group for use at the Annual Meeting of Shareholders to be held on Wednesday, June 25, 2003 at 10:00 a.m., at the Sheraton Universal Hotel, 333 Universal Hollywood Drive, Universal City, California 91608. These proxy materials will be sent on or about May 19, 2003 to all shareholders of the Company's common stock of record as of April 28, 2003. The Company's principal executive office is located at 6301 Owensmouth Avenue, Woodland Hills, California 91367.

All proxies, properly executed and returned, will be voted at the annual meeting as directed by the shareholder. Any shareholder may revoke a proxy by giving written notice to the Company, by submitting a duly executed proxy bearing a later date, or by voting in person at the meeting. If no directions are indicated, the shares represented by the signed proxy will be voted FOR the election of the nominees and FOR ratifying the appointment of PricewaterhouseCoopers LLP as the independent auditors for 2003. Your Board recommends a vote FOR each of these proposals. The cost of the solicitation of these proxies is to be borne by the Company.

Only shareholders of the Company's common stock at the close of business on April 28, 2003 will be entitled to notice of and to vote at the meeting. As of that date, 85,431,505 shares of common stock without par value of 21st Century Insurance Group (the "Common Stock") were outstanding. A quorum represented by a majority of the outstanding shares of common stock, present in person or by proxy, is necessary to conduct the meeting. In the election of directors, nominees receiving the highest number of affirmative votes cast, up to the number of the directors to be elected, are elected. Each share is entitled to one vote on all matters except for the election of directors. In electing directors, provided at least one shareholder has given notice of his or her intent to cumulate votes for the election of directors, each shareholder is entitled to that number of votes which is equal to the number of shares held multiplied by the number of directors to be elected. If notice of intention to cumulate votes is given by any shareholder, all shareholders may cumulate their votes and give one nominee all of those votes, or they may distribute the votes among as many nominees as the shareholder deems fit. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business. In the absence of controlling precedent to the contrary, the Company intends to count broker non-votes as present or represented for purposes of determining the presence of a quorum for the transaction of business.

If there are nominees other than those designated by the Board of Directors, the proxyholders have discretionary authority to cumulate votes, which they will do through instructions from the Board, with the objective of electing as many of the nominees of the Board of Directors as possible. The effect of the decision of the proxyholders to exercise their discretionary authority to cumulate votes will be to make it more difficult for nominees, other than those designated by the Board of Directors, to be elected.

BENEFICIAL OWNERSHIP OF SECURITIES

PRINCIPAL SHAREHOLDERS

The following table lists the beneficial ownership of each person or group who owned as of March 31, 2003, to the Company's knowledge, more than five percent of any class of its outstanding voting securities.



                                                                                            AMOUNT AND
                                                                                             NATURE OF
                                                                                            BENEFICIAL  PERCENT OF
TITLE OF CLASS                  NAME AND ADDRESS OF BENEFICIAL OWNER                         OWNERSHIP    CLASS

Common             AMERICAN INTERNATIONAL GROUP, INC. ("AIG")                               53,445,620       62.6%
                   Through its subsidiaries:
                   American Home Assurance Company,
                   Commerce & Industry Insurance Company,
                   National Union Fire Insurance Company of Pittsburgh, Pa. and
                   New Hampshire Insurance Company
                   70 Pine Street
                   New York, NY 10270

Common             AMERICAN UNION INSURANCE COMPANY                                          6,100,000        7.1%
                   2205 East Empire Street, Suite A
                   Bloomington, IL 61704

Common             CAPITAL RESEARCH AND MANAGEMENT COMPANY                                   5,000,000        5.9%
                   333 South Hope Street
                   Los Angeles, CA 90071


MANAGEMENT OWNERSHIP

The following table summarizes the ownership of equity securities of 21st Century Insurance Group and an affiliated company, AIG, by the directors, the Company's Chief Executive Officer and the four other highest paid executive officers, and the directors and officers as a group.

                                                   EQUITY SECURITIES OF 21ST CENTURY INSURANCE GROUP AND AIG
                                                                      AS OF MARCH 31, 2003
                                           ---------------------------------------------------------------------------
                                                  21ST CENTURY                              AIG
                                           -------------------------               -----------------------
  TITLE OF              NAME OF              Amount and Nature of        PERCENT    Amount and Nature of     PERCENT
                                            eneficial Ownership (1)                 Beneficial Ownership      F CLASS
   CLASS           BENEFICIAL OWNER        B As of March 31, 2003        OF CLASS   As of March 31, 2003     O
----------------------------------------------------------------------------------------------------------------------

Common        Robert M. Sandler                              24,000 (2)          *                437,085           *
                                                                                                         (11)
Common        John B. De Nault, III                       1,254,500 (2)       1.4%                      0           *
Common        R. Scott Foster                                64,606 (2)          *                      0           *
Common        Roxani M. Gillespie                            18,500 (3)          *                      0           *
Common        Jeffrey L. Hayman                                   0              *                  2,820(14)       *
Common        Fred J. Martin, Jr.                                 0              *                      0           *
Common        James P. Miscoll                               18,195 (3)          *                 22,195(12)       *
Common        Keith W. Renken                                     0              *                      0           *
Common        Gregory M. Shepard                          6,124,100(2)(4)     7.1%                      0           *
Common        Howard I. Smith                                24,000 (2)          *                421,701           *
                                                                                                         (13)
Common        Bruce W. Marlow                               529,415 (5)          *                      0           *
Common        G. Edward Combs                               131,415 (6)          *                      0           *
Common        Michael J. Cassanego                          135,084 (7)          *                    166           *
Common        Dean E. Stark                                 164,871 (8)          *                    115           *
Common        Douglas K. Howell                              21,100 (9)          *                      0           *
Common        All Directors and Officers                  8,922,729 (10)    10.44%                      *           *
              as a Group (21 individuals)
----------------------------------------------------------------------------------------------------------------------

*        Less than 1%

(1) Under the rules of the Securities and Exchange Commission (the "SEC"), a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days, as well as any securities owned by such person's spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.
(2) Includes 24,000 shares issuable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement.
(3) Includes 16,000 shares issuable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement.
(4) Mr. Shepard is Chairman of the Board and President of American Union Insurance Company, which owns 6,100,000 shares.
(5) Includes 493,908 shares issuable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement.
(6) Includes 116,415 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement
(7) Includes 119,349 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.
(8) Includes 154,344 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.
(9) Includes 21,100 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.
(10) Includes 1,439,462 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.
(11) Includes 134,106 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.
(12) Includes 937 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.
(13) Includes 231,406 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.
(14) Includes 2,624 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective January 1, 2002, the Company acquired AIG's 51% interest in 21st Century Insurance Company of Arizona for a purchase price of $4.4 million, which approximated 51% of the subsidiary's GAAP book value. No research and development assets were acquired, and no goodwill was recorded. Please refer to
Note 19, in the Company's 10-K for additional information. The Company is now the sole shareholder of 21st Century Insurance Company of Arizona.

In its ordinary course of business, the Company and its subsidiaries have completed various transactions with AIG to meet its insurance and reinsurance needs.

ELECTION OF DIRECTORS

(PROPOSAL 1)

The Board of Directors recommends the election of the eleven nominees named in this Proxy Statement to hold office until the next annual meeting or until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons, all of whom are members of the present Board, to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. A proxy may not be voted for more than eleven nominees.


>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>

NOMINEES FOR BOARD OF DIRECTORS

 [OBJECT OMITTED]        DIRECTOR SINCE 1994                                                                 AGE 61
 ROBERT M. SANDLER       Chairman of the Board of the  Company.  Executive  Vice President,  Senior
                         Casualty  Actuary and Senior Claims Officer of AIG located in New York, NY.


 [OBJECT OMITTED]        DIRECTOR SINCE 1988                                                                 AGE 55
 JOHN B. DE NAULT, III   Chairman of the Board of Omnithruster,  Inc. in Orange, CA and private investor with offices in Orange County, CA. He currently serves as Vice
                         Chairman of the Board of  Liberty  Bank.  He is the son of  John B. De Nault,
                         former Chairman and Director of the Company.

 [OBJECT OMITTED]        DIRECTOR SINCE 1986                                                                 AGE 62
 R. SCOTT FOSTER, M.D.   Ophthalmologist   in  Stockton,   CA  and   Clinical   Professor  at  Stanford
                         University.  He is the son of the late Louis W. Foster, Founder of the Company.

                                     - 7 -


 [OBJECT OMITTED]
 ROXANI M. GILLESPIE     DIRECTOR SINCE 1998 AGE 62 Partner in the law firm of Barger &
                         Wolen located in San Francisco, CA since 1997.  Previously,  Ms. Gillespie was a member of the law firm of Buchalter,  Nemer, Fields & Younger for
                         7 years. She was the California Insurance  Commissioner from 1986 to 1991.


                         DIRECTOR SINCE 2002                                                                 AGE 40
 JEFFREY L. HAYMAN       Mr. Hayman joined AIG in 1998 and is currently  Senior Vice  President  Direct
                         Marketing - Asia.  From 1983 to 1998,  Mr. Hayman served in various  positions with  Travelers  Property  &  Casualty  Company.  Mr.  Hayman  is a  Chartered
                         Financial Consultant and Chartered Life Underwriter.



                         DIRECTOR SINCE 2000                                                                 AGE 54
 [OBJECT OMITTED]        Vice  Chairman of the Board,  Chief  Executive  Officer and  President  of the
                         Company.  Prior to  joining  the  Company in  February  2000,  Mr.  Marlow was
 BRUCE W. MARLOW         employed by Allstate  Corporation,  since 1999,  as Senior Vice  President and
                         President of its Independent  Agency Markets  subsidiary.  Before retiring for three years, he served Progressive  Corporation from 1978-96,  holding various positions including Chief Operating Officer from 1988-1996.


                         DIRECTOR SINCE 2002                                                              AGE 70
 FRED J. MARTIN, JR.     Retired as Senior Vice President and Director of Government  Relations of Bank
                         of  America  in 1993.  Mr.  Martin  currently  serves as a  Visiting  Scholar,
                         Institute of Governmental Studies, University of California Berkeley.


                                     - 8 -




 [GRAPHIC OMITTED]          DIRECTOR SINCE 1998                                                              AGE 68
 JAMES P. MISCOLL           Retired as Vice Chairman of Bank of America in 1992. Mr. Miscoll  currently serves as  consultant  for AIG,  and as Director of Chela  Financial,  East
                            West Bank, Encore  Productions,  MK Gold Company and Westinghouse Air Brake
                            Company.


 KEITH W. RENKEN            DIRECTOR SINCE 2002                                                           AGE 68
 [GRAPHIC OMITTED]          Retired as Senior  Partner and  Chairman,  Executive  Committee of Southern
                            California,  of the public  accounting  firm Deloitte & Touche in 1992, Mr.
                            Renken  currently  serves as an  Adjunct  Professor  at the  University  of
                            Southern California and as a director of East West Bank.



 [OBJECT OMITTED]           DIRECTOR SINCE 1995                                                              AGE 47
 GREGORY M. SHEPARD         Chairman  of the Board  and  President  of  American
                            Union   Insurance   Company   CAUIC)   since   1985.
                            Previously,  Mr.  Shepard also served as Chairman of
                            the (oard of Directors  and President of Direct Auto
                            Insurance Company, which Bhanged its name to AUIC in
                            1998,  and  American  Union  Financial  corporation,
                            American  Union Life Insurance  Company,  and Direct
                            Auto  Cndemnity  Company,  which merged into AUIC in
                            1998 and 1999.  In  addition,  Ie was  Chairman  and
                            President of Illinois  HealthCare  Insurance Company
                            until 2000.

 [GRAPHIC OMITTED]          DIRECTOR SINCE 1994                                                              AGE 58
 HOWARD I. SMITH            Vice Chairman,  Chief Administrative Officer and Chief Financial Officer of
                            AIG located in New York,  NY. Mr. Smith  currently  serves as a director of
                            Transatlantic  Holdings,  Inc.,  a  majority-owned  subsidiary  of AIG; and
                            International Lease Finance Corporation, a wholly-owned subsidiary of AIG.

EXECUTIVE OFFICERS

The following is information concerning the executive officers of the Company.

                                    Has served
                                   As an Officer
  Officers of the Company    Age       Since                          Business Background
---------------------------------------------------------------------------------------------------------------

BRUCE W. MARLOW              54        2000      Chief Executive  Officer and President.  Prior to joining the
                                                 Company  in   February 2000,   Mr. Marlow   was  employed  by
                                                 Allstate  Corporation,  since 1999, as Senior Vice  President and President of its Independent  Agency Markets  subsidiary.
                                                 Before  retiring  for  three  years,  he  served  Progressive
                                                 Corporation   from   1978-96,   holding   various   positions
                                                 including Chief Operating Officer from 1988-1996.

RICHARD A. ANDRE             53        1988      Senior Vice President,  Human  Resources.  Before joining the
                                                 Company in 1988,  Mr. Andre was with Fidelity  National Title
                                                 Insurance  Company.  Prior to that time,  he was with  Safeco
                                                 Corporation  where he held a variety of  positions  including
                                                 Vice  President  of  Personnel  for  Safeco  Title  Insurance
                                                 Company.

MICHAEL J. CASSANEGO         52        1999      Senior  Vice   President,   General  Counsel  and  Secretary.
                                                 Mr. Cassanego   joined  the   Company  in  March   1999.   He
                                                 previously was Vice President and Deputy General  Counsel for
                                                 Fremont  Compensation  Insurance Group,  which he joined upon
                                                 Fremont's  acquisition  of  Industrial  Indemnity  Company in
                                                 1997.   Mr. Cassanego   was  employed   for   21 years   with
                                                 Industrial  Indemnity  Company,  serving in several positions
                                                 including  Senior  Vice  President,   Secretary  and  General
                                                 Counsel.

G. EDWARD COMBS              50        2000      Senior Vice  President,  New Business.  Mr. Combs  joined the
                                                 Company in 2000.  Previously,  he was employed by Progressive
                                                 Corporation  for  22 years,  serving  in  various  management positions.

MICHAEL A. GOGGIO            37        2001      Vice  President,  Consumer  Marketing.  Mr. Goggio joined the
                                                 Company  in June 2001.  He was  previously  employed  as Vice
                                                 President and Corporate  Auditor by GuideOne  Insurance Group
                                                 from  1998  to  2001  and as  Assistant  Vice  President  and
                                                 Assistant  Controller at United  Insurance  Company from 1993 to 1998.

JOHN L. INGERSOLL           37        2001       Vice President, New Customer Marketing.  Prior to joining the
                                                 Company in February 2001, Mr.  Ingersoll  served as President of  Netcubator,  LLC from  September  2000 to February  2001;
                                                 Senior  Vice  President  of InsWeb  Corporation  from 1999 to
                                                 2000;  and Senior Vice  President,  Business  Development  of
                                                 Countrywide Financial from 1996 to 1999.


                                    Has served
                                   As an Officer
  Officers of the Company    Age       Since                          Business Background
---------------------------------------------------------------------------------------------------------------

ALLEN LEW                   39        2003       Vice  President  and  Chief  Actuary.   Mr.  Lew  joined  the
                                                 Company  in  April  2003.  He  was  previously   employed  by
                                                 Allstate  Insurance  Company as Director of Pricing from 2001 to 2003;  New England  Fidelity  Insurance  Company as Senior
                                                 Vice President,  Chief  Financial  Officer and Treasurer from
                                                 1999  to  2001;  and  Trust  Insurance   Company  in  various
                                                 positions,   including   Senior  Vice   President  and  Chief
                                                 Financial Officer, from 1994 to 1999.

JOHN M. LORENTZ             50        1996       Controller and Acting Chief  Financial  Officer.  Mr. Lorentz
                                                 joined the  Company in 1996.  He was  previously  employed by
                                                 Transamerica   Financial  Services  in  various   capacities,
                                                 including Vice President and Controller.

ERIC SAUDI                  56        2001       Vice  President,  Customer Care. Mr. Saudi joined the Company in July 1978,  serving in various claim positions,  including
                                                 Assistant Vice  President.  He was promoted to Vice President in  October  2001.  He has  over 26  years  in the  insurance industry.

CAREN L. SILVESTRI          49        2000       Vice President and Product Manager.  Ms. Silvestri joined the
                                                 Company in 1982,  serving in various  positions in Marketing,
                                                 Operations   and   Underwriting.   She  has   over  20  years
                                                 experience in the insurance industry.

DEAN E. STARK               49        1993       Senior Vice President  Claims.  Mr. Stark  joined the Company in 1979,  serving in numerous claim positions  including Vice
                                                 President.  He  has  over  25  years  of  experience  in  the insurance industry.


Each executive officer serves at the pleasure of the Board of Directors. Every person chosen by the Board of Directors to be an executive officer is listed above.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met five times during 2002. Each Board member participated in at least 75% of the meetings of the Board and Committees of the Board on which he or she served.

The  Board  of  Directors  has  standing  audit  and  compensation   committees,
identified below. The Company does not have a standing nominating committee. The functions of a nominating committee are performed by the Board as a whole.

COMPENSATION COMMITTEE. The Compensation Committee met once last year. The Compensation Committee reviews and approves compensation policies and makes recommendations regarding executive compensation to the Board of Directors. The Committee also reviews and approves equity-based compensation policies and makes recommendations regarding equity-based compensation to the Board of Directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. Current members of the Committee are Robert
M. Sandler, John B. De Nault, III, R. Scott Foster, Jeffrey L. Hayman, James P. Miscoll and Gregory M. Shepard.

AUDIT COMMITTEE. The Audit Committee met four times during 2002. This committee is governed by a charter, approved by the Board of Directors, and attached as Appendix A, and is primarily concerned with the accuracy and effectiveness of the audits of our financial statements by our internal audit staff and by our independent auditors. Its duties include:
      (1)   select independent auditors;
      (2)   review of the scope and results of the audits conducted by them;
      (3) approve non-audit services provided to the Company by the independent auditor;
      (4) review the organization and scope of our internal system of audit, financial and disclosure controls;
      (5) appraise the Company's financial reporting activities, including annual and quarterly reports, and the accounting standards and principles followed; and
      (6) conduct other reviews relating to compliance by employees with Company policies and applicable laws.
Current members of the Committee, who the Board believes meet the financial and independency standards of the New York Stock Exchange, are John B. De Nault, III, Fred J. Martin, Jr. and Keith W. Renken. Mr. Renken, as a former senior partner of the accounting firm of Deloitte & Touche and a current adjunct professor at the University of Southern California, was determined by the Board, at its April 2003 meeting, to be an audit committee financial expert, as defined in the SEC rules.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and is comprised of the three directors listed below. Each committee member is an independent director as defined by the rules of the New York Stock Exchange. In addition, the Board of Directors has determined that Mr. Renken also qualifies as an audit committee financial expert as defined in
Item 401(h)(2) of regulation S-K. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 and has considered the compatibility of non-audit services with the auditors' independence. The independent auditors also represented that their presentations included the matters required to be discussed with the independent auditors by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees". The consulting services provided by the independent auditors in 2002 were limited to certain technical tax matters and consolidated financial reporting developments, which the Committee believes do not impair the auditors' independence.

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's consolidated financial reporting.

In reliance on the reviews and discussions referred to above, this Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

The Audit Committee's recommendations as outlined in this report have been submitted to, reviewed and approved by the Board of Directors.

Submitted by the Audit Committee


John B. De Nault, III
Keith W. Renken
Fred J. Martin, Jr.


COMPENSATION OF DIRECTORS

For 2002, each outside director of the Company received an annual remuneration of $15,000. All directors received $1,250 for each attended meeting of the Board of Directors. In addition, each committee member received $1,250 for each attended meeting of a committee, if otherwise entitled. No director is entitled to more than $1,250 for any calendar day, regardless of the number of meetings attended on that day. Under the Company's 1995 Stock Option Plan, nonemployee directors each receive an option to purchase 4,000 shares of the Company's Common Stock on the day of each Annual Meeting of Shareholders or the date on which the individual initially becomes a director. The options have an exercise price equal to the fair market value of the underlying shares subject to the option on the date of grant and become exercisable one year after the date of grant.

Effective January 1, 2003, the Board of Directors increased the annual retainer for each outside director to $25,000 and the stipend for each attended meeting to $1,500, subject to the limitation of one payment per calendar day. In addition, each member of the Audit Committee receives an additional annual retainer of $5,000.

Ms. Gillespie is a partner in the law firm of Barger & Wolen who rendered services to the Company currently not exceeding 5% of its gross revenues.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation and the compensation paid during each of the Company's last three years to the Company's Chief Executive Officer and the four highest-paid executive officers (the "Named Executives"), based on base salary and bonus earned during 2002.


                                                 ANNUAL COMPENSATION                LONG TERM COMPENSATION (2)
                                         ------------------------------------- --------------------------------------
                                                                                       AWARDS
                                                                               ------------------------
                                                                   OTHER       RESTRICTED  SECURITIES
                                                                   ANNUAL        STOCK     UNDERLYING    ALL OTHER
                                           SALARY     BONUS     COMPENSATION     AWARDS     OPTIONS     OMPENSATION
  NAME AND PRINCIPAL POSITION    YEAR        ($)        ($)         ($)(1)        ($)(3)      (#)(4)       ($)(5)
 --------------------------------------------------------------------------------------------------------------------

 Bruce W. Marlow                   2002     700,000    200,000                         --      348,837        10,320
 CEO, President,                   2001     704,327    150,000                         --      610,571         9,720
 Vice Chairman and Director        2000     550,000    250,000                    600,000      100,000        24,919

 G. Edward Combs                   2002     311,400     80,000                         --       77,591        16,853
 Senior Vice President,            2001     311,181     35,000                                  77,462        20,083
 Marketing                         2000     200,000     75,000                    300,000       87,094        58,678

 Michael J. Cassanego              2002     284,005     90,000                         --       71,262        16,504
 Senior Vice President,            2001     274,423     41,250                         --       68,408        17,479
 General Counsel & Secretary       2000     245,000     50,000                         --       69,188        15,656

 Dean E. Stark                     2002     268,513     80,000                         --       67,375        14.947
 Senior Vice President,            2001     249,230     37,500                         --       64,676        15,512
 Claims                            2000     210,000     50,000                         --       58,988        12,349

 Douglas K. Howell *               2002     307,368         --                         --       76,993        19,178
 Senior Vice President,            2001     213,462     33,750                         --       63,300        20,607
 Chief Financial Officer           2000          --         --                         --           --            --

      *     Resigned 2/27/2003

      (1) For each Named Executive, his Other Annual Compensation was less than $50,000 and 10% of his combined total salary and bonus.

      (2) During 2002, there were no awards of Stock Appreciation Rights ("SARs"), nor were there any Long-Term Incentive Plan ("LTIP") payouts.

      (3) Restricted Stock awards are for a five-year period, vesting at 20% per year. During the restriction period, participants are entitled to receive dividends on and may vote for the shares. The following table sets forth the restricted stock award information and the vesting schedule for the named executives.


                                                                                            ALANCE AS    PRESENT VALUE
                                         DATE        SHARES         AWARD        SHARES    BF            AS OF 12/31/02
                                        AWARDED     AWARDED         VALUE        VESTED    O12/31/02    $12.52 PER SHARE
                                        -------     -------         -----        ------    ---------    ----------------
       Bruce W. Marlow                  2/09/00      32,990        $600,000      13,196      19,794         $247,821
       G. Edward Combs                  5/01/00      15,000        $300,000       6,000       9,000         $112,680
       Michael J. Cassanego             5/25/99      12,735        $230,000       7,641       5,094         $ 63,777
       Dean E. Stark                    5/25/99       9,465        $171,000       5,679       3,789         $ 47,438
       Douglas K. Howell                  --          --             --            --         --              --
       -------------------------------------------------------------------------------------------------------------------

                                     - 15 -


     (4) Represents the number of shares of the Company's Common Stock for which options were granted under the Company's 1995 Stock Option Plan.

     (5) Includes the following other compensation for each Named Executive for 2002. (a) Imputed income of group term life in excess of $50,000. (b) Deferred employer's contribution to the Company's qualified 401(k) Plan and supplemental 401(k) Plan. (c) Moving expenses.

                                       (A)                        (B)                        (c)          2002 Total
                                       ($)                       ($)                      ($)                      ($)
----------------------------- ---------------------- ----------------------- ---------------------- -----------------------
Bruce W. Marlow                        2,070                   8,250                  --                    10,320
G. Edward Combs                        1,292                  15,561                  --                    16,853
Michael J. Cassanego                   1,867                  14,637                  --                    16,504
Dean E. Stark                          1,176                  13,771                  --                    14,947
Douglas K. Howell                        854                  15,350                 2,974                  19,178
----------------------------- ---------------------- ----------------------- ---------------------- -----------------------

Total                                  7,259                  67,569                 2,974                  77,802
----------------------------- ---------------------- ----------------------- ---------------------- -----------------------


OPTION GRANTS AND EXERCISES IN 2002

The following table sets forth as to each of the Named Executives information with respect to options granted for the year ended December 31, 2002 and the present value of the options on the date of grant.

                                 NUMBER OF        PERCENT OF
                                 SECURITIES       PERCENT OF
                                 UNDERLYING     TOTAL OPTIONS
                                  OPTIONS         GRANTED TO    EXERCISE                         GRANT DATE
                                  GRANTED         EMPLOYEES       PRICE         EXPIRATION      PRESENT VALUE
              NAME                  (1)            IN 2002      ($/SH)(1)          DATE             $(2)
 ---------------------------------------------------------------------------------------------------------------

 Bruce W. Marlow                     348,837          23.37%     $16.03          02/27/12         2,208,138
 G. Edward Combs                      77,591          5.24 %     $16.03          02/27/12           491,151
 Michael J. Cassanego                 71,262          4.82 %     $16.03          02/27/12           451,088
 Dean E. Stark                        67,375          4.55 %     $16.03          02/27/12           426,484
 Douglas K. Howell                    76,993          5.20 %     $16.03          02/27/12           487,366
 ---------------------------------------------------------------------------------------------------------------

(1) Options were granted to the Named Executives on February 27, 2002. The respective exercise price is equal to the closing price of $16.03 of the Company's Common Stock on the business day immediately preceding the date of grant, as reported in the Wall Street Journal, Western Edition. These options vest in three equal annual installments beginning February 27, 2003.

(2) Present value was calculated using the Black-Scholes option pricing model valued at $6.33. Use of this model should not be viewed in any way as a forecast of the future performance of the Company's Common Stock, which will be determined by future events and unknown factors. The estimated values under the Black-Scholes model are based upon certain assumptions as to variables, including expected stock price volatility of .36, an annual interest rate of 4.79%, a dividend yield of 2.50% for the options granted on February 27, 2002, and an expected term of eight (8) years.

DECEMBER 31, 2002 OPTION VALUES


The following table provides information as to the value of options held by each of the Named Executives at December 31, 2002.


AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED
DECEMBER 31, 2002 AND DECEMBER 31, 2002 OPTION VALUES



                                                                     NUMBER OF               VALUE OF UNEXERCISED
                                                               SECURITIES UNDERLYING         IN-THE-MONEY OPTIONS
                                                                UNEXERCISED OPTIONS          AT DECEMBER 31, 2002
                               SHARES ACQUIRED    VALUE       AT DECEMBER 31, 2002 (#)              ($)(1)
             NAME              ON EXERCISE (#)  REALIZED($)    EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
 ---------------------------------------------------------------------------------------------------------------------

 Bruce W. Marlow                     --             --           357,629         701,779      --            --
 G. Edward Combs                     --             --            83,884         158,263      --            --
 Michael J. Cassanego                --             --            88,929         139,929      --            --
 Dean E. Stark                       --             --           125,885         130,154      --            --
 Douglas K. Howell                   --             --            21,000         119,193      --            --
 ---------------------------------------------------------------------------------------------------------------------

(1) In accordance with SEC reporting requirements, values of both exercisable and unexercisable options are based on the difference between the exercise price of each option and $12.52, the closing price of the Company's Common Stock on December 31, 2002 as reported in The Wall Street Journal, Western Edition.


COMPENSATION COMMITTEE REPORT ON
EXECUTIVE MANAGEMENT COMPENSATION

The Compensation Committee, consisting of nonemployee directors Robert M. Sandler, John B. De Nault, III, Jeffrey L. Hayman, R. Scott Foster, James P. Miscoll and Gregory M. Shepard, has furnished the following report on executive compensation:

GENERAL COMPENSATION POLICY

The Board of Directors' fundamental policy has been to offer the Company's executive officers competitive compensation opportunities based in large part upon their contributions to the success of the Company, and upon their personal performance. The Company believes in compensating its executives for demonstrated and sustained levels of performance in their individual jobs. The achievement of higher levels of performance and contribution is rewarded by higher levels of compensation. In November 2000, the Board of Directors, pursuant to the recommendations of the Equity Based Compensation and Compensation Committees, revised the criteria for short-term compensation and long-term incentives for its officers.

The compensation package is comprised of these three elements:

      o base salary, perquisites and other personal benefits designed principally to be competitive with relevant compensation levels in the industry;

      o short-term cash compensation based upon performance levels achieved in relation to pre-established target levels; and

      o long-term incentive plan providing only stock option grants to its officers also based upon their performance levels.

Some of the more important factors, which the Board considered in establishing the components of each executive officer's compensation package for the 2002 fiscal year, are summarized below.

BASE SALARY. Base salary for each officer is set subjectively, after reviewing personal performance, internal comparability considerations and salary levels in effect for comparable positions in the market place. The Company uses salary survey information to assign a salary grade range to each position, including executive officers. Salary range midpoints are targeted at the 50th percentile of like business enterprises in the same geographic area, if possible.

Salary recommendations for the year were based in part upon advice provided by outside consultants and salary survey information published by the National Association of Independent Insurers, SNL Executive Compensation Review for Insurance Companies, and Sibson & Company. The Committee believes that information provided by these groups presents a broadly based cross-section of insurance company compensation practices. Individual salary adjustments for executive officers were based upon analysis of base salary levels, effectiveness of performance, changes in job responsibilities and a subjective assessment of their personal contributions to the effectiveness of the organization as a whole. All of the factors enumerated were applied in a subjective, non-quantitative manner to establish an executive officer's base salary. The peer group examined when establishing these compensation levels is different from the industry group utilized in the Shareholder Return Performance Graph shown on page 19.

SHORT-TERM COMPENSATION. Variable payments for the officers are based upon the enhancement of value to the shareholders and customers as measured by pre-established targets relative to the Company's revenue growth rate, GAAP combined ratio and net income.

LONG-TERM INCENTIVE COMPENSATION. In 1995, the Compensation Committee concluded that a stock option plan would improve the linkage between shareholder value and executive compensation. Upon this Committee's recommendation, the Board of Directors adopted the 1995 Stock Option Plan. Shareholders approved the plan and amendments thereto at the 1995, 1997 and 2000 Annual Meetings. Executives and key employees are eligible to receive stock options from time to time, giving them the right to purchase shares of the Company's Common Stock at a specified price in the future. The Plan is currently administered by the Compensation Committee, which has authority to select optionees and to determine the number of shares granted to them.

RETENTION AGREEMENTS. In order to retain certain members of management, the Company entered into retention agreements with four senior officers. The Board of Directors has approved these agreements to minimize the distractions or concerns executives may have regarding substantial or adverse changes at the Company. Effective April 1, 2003, retention agreements were entered into with Richard A. Andre, Michael J. Cassanego, G. Edward Combs and Dean E. Stark.

CEO COMPENSATION. Bruce W. Marlow's annual salary of $700,000 was established by the Board of Directors upon recommendation of the Compensation Committee and took into account the fact that he would hold the offices of Chief Executive Officer and President. For year 2002, Mr. Marlow was awarded 348,837 stock options under the 1995 Stock Option Plan and a cash bonus of $200,000 for services rendered in 2002, based upon an evaluation by the Compensation Committee of his year 2002 performance. In addition to subjective factors, the factors considered for both salary and bonus consideration included the Company's overall underwriting performance as measured by its GAAP combined ratio.

The Compensation Committee's recommendations as outlined in this report have been submitted to, reviewed and approved by the Board of Directors.

The Company has reviewed Section 162(m) of the Internal Revenue Code which generally limits the deduction of compensation paid to a company's chief executive officer and each of the other four highest compensated executive officers to $1,000,000 for each individual, with certain exceptions. The Company's deductions for compensation paid during 2002 were not limited by
Section 162(m). None of the compensation deduction attributable to stock options granted by the Company is limited by this section, but compensation deductions attributable to restricted stock grants, generally equaling the fair market value of the underlying stock on the date of vesting, do not qualify as an exception. The deductibility of compensation attributable to restricted stock grants or other forms of compensation paid by the Company may be limited in the future. While the Compensation Committee considers Section 162(m) in evaluating compensation of executive officers, it is only one of several factors considered in arriving at a compensation package.

Submitted by the Compensation Committee.

Robert M. Sandler
John B. De Nault III
Jeffrey L. Hayman
R. Scott Foster
James P. Miscoll
Gregory M. Shepard



COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

As indicated above, the Company's Compensation Committee consists of Robert M. Sandler, John B. De Nault III, Jeffrey L. Hayman, R. Scott Foster, James P. Miscoll and Gregory M. Shepard. No Committee member is or was an officer or employee of the Company or any of its subsidiaries.

Bruce W. Marlow, Director and Chief Executive Officer also participated in deliberations concerning executive officers' compensation during 2002, other than his own. Mr. Marlow has been Chief Executive Officer and a director since February 9, 2000.

SHAREHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index for the period of five years commencing December 31, 1997 and ending December 31, 2002. The graph and table assume the $100 was invested on December 31, 1997 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index, and that all dividends were reinvested. This data was furnished by Research Data Group, Inc.



   [COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURNS LINE CHART GRAPHIC OMITTED]


------------------------------------------------------------------------------------------
                           1997        1998       1999        2000        2001       2002
------------------------------------------------------------------------------------------

21st Century (TW)        100.00       91.18      78.60       59.61       82.83      54.31
S&P 500                  100.00      128.58     155.64      141.46      124.65      97.10
S&P  P&C                 100.00       93.37      69.57      108.42       99.72      88.73

------------------------------------------------------------------------------------------

RETIREMENT PLANS

PENSION PLAN
The Company's Pension Plan is a noncontributory defined benefit plan for all regular employees under which normal retirement is at age 65 and early retirement can be elected by any participant who has reached age 55 and has at least 10 years of service. The plan, subject to certain maximum and minimum provisions, bases pension benefits on an employee's career average compensation and length of service. The annual pension benefit payable upon normal retirement is equal to the sum of the accruals for each year a participant was in the plan.

At retirement, the participant has various life and contingent annuity payment elections. For purposes of this plan, compensation includes base annual salary plus overtime and bonuses. These pension benefits serve as an offset in calculating benefits for participants under the Supplemental Executive Retirement Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
Employees nominated by the Chief Executive Officer and approved by the Board of Directors are eligible to participate in the Supplemental Executive Retirement Plan. The plan is a nonqualified defined benefit plan under which normal retirement is age 65 with at least 5 years of service, and early retirement can be elected by any participant who has reached age 55 with at least 10 years of service. The annual retirement benefit payable for 15 years is equal to 60% of the average of the three highest consecutive years of compensation during the ten year period preceding retirement, reduced by the participant's benefit under the Pension Plan and 50% of the participant's social security benefit.

PENSION SUPPLEMENTAL PLAN AND 401(K) SUPPLEMENTAL PLAN
Effective January 1, 1996, the Company adopted the Pension Supplemental Plan and the 401(k) Supplemental Plan. Each is a non-qualified deferred compensation plan designed for certain executives and key employees of the Company whose benefits under the Company's qualified Pension and 401(k) Plans have been limited by certain provisions of the Internal Revenue Code (the "Code").

The Pension Supplemental Plan provides a benefit equal to the difference between the pension that would be payable under the Pension Plan, absent the Code's limitations upon compensation considered in calculating pension benefits, and the actual benefits payable subject to those limitations. If a participant in this plan is also entitled to receive benefits under the Supplemental Executive Retirement Plan, the Pension Supplemental Plan benefits will be reduced accordingly.

The 401(k) Supplemental Plan permits certain executives and key employees to defer an amount of current compensation which, in addition to amounts actually contributed to the 401(k) Plan, allows the participant to defer the full amount of contributions that could have been deferred under the 401(k) Plan without regard to limitations which the Code places on contributions and eligible compensation. To the extent that such limitations preclude a participant's account from receiving matching contributions under the 401(k) Plan, the participant will receive a like amount of matching contributions under the 401(k) Supplemental Plan.

The table below sets forth the benefit payable for 15 years after retirement from the Pension Plan, Supplemental Executive Retirement Plan, the Pension Supplemental Plan, and one half of the Social Security benefit (assuming the recipient is entitled to the age 65 Social Security benefit).


                                NUMBER OF YEARS OF SERVICE
                       ---------------------------------------------
  FINAL AVERAGE              5               10          15 OR MORE
   COMPENSATION
--------------------------------------------------------------------

    $150,000            $   45,000     $     67,500      $   90,000
     200,000                60,000           90,000         120,000
     250,000                75,000          112,500         150,000
     300,000                90,000          135,000         180,000
     350,000               105,000          157,500         210,000
     400,000               120,000          180,000         240,000
     450,000               135,000          202,500         270,000
     500,000               150,000          225,000         300,000
     550,000               165,000          247,500         330,000
     600,000               180,000          270,000         360,000
     650,000               195,000          292,500         390,000


As set forth above, compensation used in calculating the Pension, Supplemental Executive Retirement Plan and Pension Supplemental retirement benefit includes annual base salary, overtime and bonuses and will approximate and fall within 10% of the total of 2000 through 2002 salary and bonus amounts shown in the Summary Compensation Table for the listed individuals.

The credited years for the Named Executives in the Summary Compensation Table are Bruce W. Marlow -- 2 years; G. Edward Combs -- 2 years; Michael J. Cassanego -- 3 years; Dean E. Stark -- 23 years; and Douglas K. Howell -- 1 year.

RESTRICTED SHARES PLAN

The shareholders at their meeting held on May 23, 1982 approved the 21st Century Insurance Group Restricted Shares Plan. Pursuant to the Plan, the Board of Directors established a committee of its members entitled the Equity Based Compensation Committee (the "Committee") to designate the participants in the Plan, the amount of benefits thereunder, and to otherwise administer the Plan. Members of the Committee are not eligible for benefits under the Plan. Designation of an employee for benefits under the Restricted Shares Plan does not necessarily entitle the employee to benefits under any other Company benefit plan.

In general, the shares granted are restricted for a period of five years, vesting at the rate of 20% per year. If the employment of the participant is terminated within the five-year period, all shares not then vested are forfeited. Any shares forfeited may be regranted to an existing participant or any other employee eligible to be designated as a participant. During the restricted period, a participant has the right to receive dividends and the right to vote the shares.

The Plan does not create any right of any employee or class of employees to receive a grant, nor does it create in any employee or class of employees any right with respect to continuation of employment by the Company.

Presently, officers are not granted shares under this Plan.

STOCK OPTION PLAN

In 1995, the Company's shareholders approved the Company's 1995 Stock Option Plan in order to enable the Company to attract, retain and motivate key employees and nonemployee directors and to further align their interests with those of the Company's shareholders by providing for or increasing their proprietary interest in the Company. The Stock Option Plan is administered by a committee comprised of disinterested members of the Board of Directors. The committee  has the  authority  to select  persons to be granted  options  and to determine exercise prices, vesting schedules and other provisions not inconsistent with the provisions of the Stock Option Plan.

Each option gives a grantee the right to purchase shares of the Company's Common Stock at a specified price in the future. Shares vest at fixed numbers of shares per year over varying future periods. The Stock Option Plan provides that on the day of an annual meeting of shareholders of the Company each nonemployee director will be granted an option to purchase 4,000 shares of the Company's Common Stock. Nonemployee director options have an exercise price equal to the fair market value of the underlying shares subject to the option on the date of grant and become exercisable one year after the date of grant.

EXECUTIVE SEVERANCE PLAN

The Company has enacted an Executive Severance Plan covering each of its executive officers. If an officer is terminated for reasons other than death, long-term disability, or good cause within a three-year period following a change of control of the Company, or if the officer resigns after significant adverse changes in his authority, duties, compensation, benefits or geographical location, then the officer is entitled to a lump sum severance payment of one to three times his or her current annual salary and most recent cash bonus. Junior officers are eligible to receive one year of severance payments; senior officers, two years; and the Chief Executive Officer, three years; with all severance payments limited to the amount deductible to the Company under the provisions of Internal Revenue Code Section 280G.

RETENTION AGREEMENTS

The agreements, with certain exceptions and limitations, require the Company to do the following in the event that an officer party to a Retention Agreement is terminated without Cause or resigns with Good Reason (as defined in the Retention Agreement) or in the event that a successor to the Company or an affiliate of the Company to which the officer is transferred fails to assume the Retention Agreement:
      o pay to such officer a cash lump sum equal to 2.5 times his or her annual base salary;
      o vest all of such officer's stock options, waive the 90 day post-termination provisions in such officer's stock option agreements, and allow such options to be exercisable for their full remaining term, subject to a 5 year maximum; and
      o provide to the officer and his or her spouse and dependents for 30 months all life, disability, accident and health benefits at substantially similar benefit levels.cident and health benefits at substantially similar benefit levels.

If the officer is entitled to and actually receives severance benefits payable under the Executive Severance Plan, he or she is not entitled to benefits under the Retention Agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of reports furnished to the Company and written representations that no other reports were required during the 2002 fiscal year, all Section 16(a) filing requirements were complied with except as described below:

Directors De Nault, III, Foster, Gillespie, Miscoll, Sandler, Shepard and Smith each failed to file a timely report after receipt of options to purchase 4,000 shares of the Company's stock in 2001 and 2002. Director Gillespie failed to file a timely report after purchase of 2,500 shares of Company stock. Officer Stark failed to file a timely report after sale of 1,200 shares of Company stock. Such untimely filings were inadvertent and the required reports have since been filed.

INDEPENDENT AUDITORS

(PROPOSAL 2)

The Board of Directors has approved a resolution retaining Pricewaterhouse Coopers LLP as its independent auditors for 2003. The appointment was recommended by the Audit Committee. It is intended that unless otherwise directed by the shareholders, proxies will be voted for the ratification of this appointment.

On April 23, 2001, the Board of Directors, on the recommendation of the Audit Committee and management, dismissed Ernst & Young LLP as the Company's independent auditors and approved the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors to audit its consolidated financial statements for 2001. Ernst & Young LLP had audited the Company's financial statements since 1991.

During the two most recent fiscal years and the subsequent interim period preceding this change in independent auditors, there were no reportable events within the meaning of Item 304(a)(v) of Regulation S-K. There were no disagreements between the Company and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of either independent auditing firm, would have caused such firm to make a reference to the subject matter of the disagreements in connection with its reports. Also, during the last two fiscal years, reports from Ernst & Young LLP on the financial statements contained no adverse opinions or disclaimers of opinion and have not been qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided PricewaterhouseCoopers LLP and Ernst & Young LLP with a copy of this disclosure. Ernst & Young LLP furnished a letter addressed to the Securities and Exchange Commission stating that Ernst & Young LLP agrees with the above statements.

Fees paid to PricewaterhouseCoopers LLP for 2002 were as follows:


     Audit Fees                                               $308,575
     Financial Information Systems Design
        and Implementation Fees                                      0
     All Other Fees                                           $634,548
                                                              --------
                                                              $943,123

The All Other Fees category includes $470,948 for Tax Advisory Services.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting to make a statement, if they desire, and to be available to respond to appropriate questions.

SHAREHOLDERS PROPOSALS
AT 2004 ANNUAL MEETING OF SHAREHOLDERS

If a shareholder desires to present a proposal at the Annual Meeting of Shareholders of the Company for the year 2004 (currently scheduled to be held on May 25, 2004, such proposal must conform with all of the requirements of Rule 14a-8, paragraphs (a), (b), and (c) under the Securities Exchange Act of 1934, and must be received at the principal executive offices of the Company at 6301 Owensmouth Avenue, Woodland Hills, California 91367 no later than December 30,
2003. In addition, if shareholders wish to present other matters for action at the 2004 annual meeting of shareholders (other than matters included in the Company's proxy materials in accordance with Rule 14a-8 under the Securities Exchange Act of 1934), the Company must receive such notice at the address noted above no earlier than February 25, 2004 and no later than March 25, 2004.

ADDITIONAL INFORMATION

The Annual Report to Shareholders for the year ended December 31, 2002 is being mailed to the shareholders separately from this Proxy Statement.

THE COMPANY WILL PROVIDE WITHOUT CHARGE ON REQUEST A COPY OF 21ST CENTURY INSURANCE GROUP'S ANNUAL REPORT ON FORM 10-K AND 10-K/A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST MAY BE DIRECTED TO THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY AT 6301 OWENSMOUTH AVENUE, WOODLAND HILLS, CALIFORNIA 91367.

OTHER BUSINESS

The Company is unaware of any matter to be acted upon at the meeting by shareholder vote except the election of directors and the ratification of the appointment of independent accountants. In the case of any matter properly coming before the meeting for shareholder vote, the proxyholders named in the proxy accompanying this statement shall vote shares held by them in accordance with their best judgment.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

      1. Members.  The Board of Directors shall appoint an Audit Committee of at
         -------
least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson or delegate the authority to designate a chairperson to the Audit Committee. Members of the Audit Committee shall be appointed by the Board of Directors upon the recommendation of the Nominating and Corporate Governance Committee. For purposes hereof, the term "independent" shall mean a director who meets the independence requirements of the New York Stock Exchange ("NYSE"), as determined by the Board.

      Each member of the Audit Committee must be financially literate and at least one member must have accounting or related financial management expertise, as determined by the Board. In addition, at least one member of the Audit Committee shall be an "audit committee financial expert," as determined by the Board in accordance with Securities and Exchange Commission rules.

      2. Purposes, Duties, and Responsibilities.


      The purposes of the Audit Committee shall be to:

            o represent and assist the Board of Directors in discharging its oversight responsibility relating to: (i) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements; (ii) the surveillance of administration and financial controls and the Company's compliance with legal and regulatory requirements; (iii) the outside auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and the Company's outside auditor; and

            o prepare the report required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement.


         Among its specific duties and responsibilities, the Audit Committee shall:

            (i) Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the work of the outside auditor. In this regard, the Audit Committee shall appoint and retain, [subject to ratification by the Company's stockholders], and terminate, when appropriate, the outside auditor, which shall report directly to the Audit Committee.

            (ii) Obtain and review, at least annually, a report by the outside auditor describing: the outside auditor's internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditing firm, and any steps taken to deal with any such issues.

            (iii) Approve in advance all audit services to be provided by the outside auditor. (By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been pre-approved.)

            (iv) Establish policies and procedures for the engagement of the outside auditor to provide permissible non-audit services, which shall include pre-approval of all permissible non-audit services to be provided by the outside auditor.

            (v) Consider, at least annually, the independence of the outside auditor, including whether the outside auditor's performance of permissible non-audit services is compatible with the auditor's independence, and obtain and review a report by the outside auditor describing any relationships between the outside auditor and the Company or any other relationships that may adversely affect the independence of the auditor.

            (vi) Review and discuss with the outside auditor: (A) the scope of the audit, the results of the annual audit examination by the auditor, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditor's activities or on access to requested information, and any significant disagreements with management; and (B) any reports of the outside auditor with respect to interim periods.

            (vii) Review and discuss with management and the outside auditor the annual audited and quarterly financial statements of the Company, including: (A) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (B) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including accounting policies that may be regarded as critical; and (C) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations; and receive reports from the outside auditor as required by SEC rules.

            (viii)Recommend to the Board based on the review and discussion described in paragraphs (v) - (vii) above, whether the financial statements should be included in the Annual Report on Form 10-K.

            (ix) Review and discuss the adequacy and effectiveness of the Company's internal controls, including any significant deficiencies in internal controls and significant changes in such controls
            reported  to  the  Audit   Committee  by  the  outside   auditor  or
            management.

            (x) Review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

            (xi) Review and discuss with the principal internal auditor of the Company the scope and results of the internal audit program.

            (xii) Review and discuss corporate policies with respect to earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies.

            (xiii)Review and discuss the Company's policies with respect to risk assessment and risk management.

            (xiv) Oversee the Company's compliance systems with respect to legal and regulatory requirements and review the Company's codes of conduct and programs to monitor compliance with such codes.

            (xv) Establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

            (xvi) Establish policies for the hiring of employees and former employees of the outside auditor.

            (xvii)Annually evaluate the performance of the Audit Committee and assess the adequacy of the Audit Committee charter.

      3.  Outside  Advisors.  The Audit  Committee  shall have the  authority to
          -----------------
retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its functions.

      4. Meetings.  The Audit Committee shall meet at least four times per year,
         --------
either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee shall meet separately in executive session, periodically, with each of management, the principal internal auditor of the Company and the outside auditor. The Audit Committee shall report regularly to the full Board of Directors with respect to its activities. The majority of the members of the Audit Committee shall constitute a quorum.